EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Crazy Woman Creek Bancorp Incorporated (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Gary J. Havens, President and Chief Executive Officer, and John B. Snyder, Vice President, and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary J. Havens                          /s/ John B. Snyder
-------------------------------------       ----------------------------------
Gary J. Havens, President and               John B. Snyder, Vice President and
  Chief Executive Officer                     Chief Financial Officer



August 13, 2003

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.